SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No. )
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WOODWARD GOVERNOR COMPANY
(Name of Registrant as Specified In Its Charter)
Woodward Governor Company
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Woodward Governor Company 5001 North Second Street P.O. Box 7001 Rockford, IL 61125-7001 USA Tel: 815-877-7441 Fax: 815-639-6033
WOODWARD GOVERNOR COMPANY
NOTICE OF 2006 ANNUAL MEETING OF SHAREHOLDERS
AND PROXY STATEMENT
December 12, 2006
Dear Shareholder:
You are cordially invited to attend the Company’s annual meeting at 10:00 a.m., Mountain Standard Time, on Wednesday, January 24, 2007, at the Fort Collins Marriott located at 350 East Horsetooth Road, Fort Collins, Colorado. Registration for the meeting will be conducted at Salons A-E. We invite you to join our directors and members of our management team for an informal social period from 9:00 a.m. to 9:45 a.m. The formal meeting will begin promptly at 10:00 a.m.
Parking is available on site. A map is located on the back of this proxy statement.
Please complete and return your proxy card, or vote via telephone or the Internet, as soon as possible regardless of whether you plan to attend.
Sincerely yours,
WOODWARD GOVERNOR COMPANY
John A. Halbrook
Chairman, Board of Directors

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

Wednesday, January 24, 2007 10:00 a.m. MST Fort Collins Marriott 350 East Horsetooth Road Fort Collins, Colorado	The purpose of our Annual Meeting is to:

1.  Elect three directors to serve for a term of three years each;

2. Consider and act upon a proposal to ratify the appointment of PricewaterhouseCoopers LLP as independent registered public accounting firm for the fiscal year ending September 30, 2007; and

3. Transact other business that properly comes before the meeting, or any postponement or adjournment thereof.

Shareholders who owned Woodward stock at the close of business on November 27, 2006, are entitled to vote at the meeting, or any postponement or adjournment thereof.

By Order of the Board of Directors,

WOODWARD GOVERNOR COMPANY

Carol J. Manning
Corporate Secretary

December 12, 2006

YOUR VOTE IS IMPORTANT
Even if you plan to attend the meeting in person, please date, sign, and return your proxy card in the enclosed envelope, or vote via telephone or the Internet, as soon as possible. Prompt response is helpful and your cooperation will be appreciated.

Annual Report on Form 10-K

You may obtain a free copy of our Annual Report on Form 10-K for the year ended September 30, 2006, filed with the Securities and Exchange Commission. Please contact the Corporate Secretary, Woodward Governor Company, 5001 North Second Street, Rockford, Illinois 61111 or email investorrelations@woodward.com. This report is also available at www.woodward.com.

About the Annual Meeting and Voting

Our Board of Directors is soliciting your proxy to vote at our annual meeting of shareholders (or at any postponement or adjournment of the meeting). This proxy statement summarizes the information you need to know to vote at the meeting.

We began mailing this proxy statement and the enclosed proxy card on or about December 12, 2006, to all shareholders entitled to vote. The Woodward Governor Company Annual Report, which includes our financial statements, is being sent with this proxy statement. The financial statements contained in the Woodward Governor Company Annual Report are not deemed material to the exercise of prudent judgment in regard to the matters to be acted upon at the annual meeting, and, therefore, are not incorporated by reference into this proxy statement.

Shareholders who owned Woodward common stock at the close of business on the record date, November 27, 2006, are entitled to vote at the meeting. As of the record date, there were 34,155,337 shares outstanding.

Each share of Woodward Common Stock that you own entitles you to one vote, except for the election of directors, in which you may cumulate your votes. Since three directors are standing for election, you will be entitled to three director votes for each share of stock you own. Of this total, you may choose how many votes you wish to cast for each director.

Woodward offers shareholders the opportunity to vote by mail, by telephone, or via the Internet. Instructions to use these methods are set forth on the enclosed proxy card.

If you vote by telephone or via the Internet, please have your proxy or voting instruction card available. A telephone or Internet vote authorizes the named proxies in the same manner as if you marked, signed, and returned the card by mail. Voting by telephone and via the Internet are valid proxy voting methods under the laws of Delaware (our state of incorporation) and Woodward Bylaws.

If you properly fill in your proxy card and send it to us in time to vote, one of the individuals named on your proxy card (your “proxy”) will vote your shares as you have directed. If you sign the proxy card but do not make specific choices, your proxy will follow the Board’s recommendations and vote your shares:

“FOR” the election of the Board’s nominees to the Board of Directors; and

“FOR” the proposal to ratify the appointment of PricewaterhouseCoopers LLP as independent registered public accounting firm.

If any other matter is presented at the meeting, your proxy will vote in accordance with his or her best judgment. At the time this proxy statement went to press, we knew of no other matters to be acted on at the meeting.

You may revoke your proxy by:

•	entering a new vote by telephone, over the Internet, or by signing and returning another signed proxy card at a later date,

•	notifying our Corporate Secretary in writing before the meeting that you have revoked your proxy, or

•	voting in person at the meeting.

If you want to give your written proxy to someone other than individuals named on the proxy card:

•	cross out the individuals named and insert the name of the individual you are authorizing to vote, or

•	provide a written authorization to the individual you are authorizing to vote along with your proxy card.

Concerning the issues submitted to the shareholders, votes required for approval are as follows:

Proposal 1 — Directors are elected by a plurality vote of shares present at the meeting, meaning that the three director nominees receiving the most votes will be elected.

Proposal 2 — Ratification of the appointment of PricewaterhouseCoopers LLP as independent registered public accounting firm is by an affirmative vote of the majority of shares present at the meeting and entitled to vote.

A quorum of shareholders is necessary to hold a valid meeting. The presence, in person or by proxy, at the meeting of holders of shares representing a majority of the votes of the Common Stock entitled to vote constitutes a quorum. Abstentions and broker non-votes are counted as present for establishing a quorum. A broker non-vote occurs when a broker votes on some matters on the proxy card but not on others because he or she is not permitted to vote on that item absent instruction from the beneficial owner of the shares and no instruction is given. Abstentions with respect to matters other than the election of directors have the same effect as votes against a matter because they are considered present and entitled to vote, but are not voted. Broker non-votes will have no effect on the vote.

Board of Directors

Structure	Our Board of Directors is divided into three classes for purposes of election. One class is elected at each annual meeting of shareholders to serve for a three-year term.

Each of the directors standing for election at the 2006 Annual Meeting of Shareholders has been nominated by the Board of Directors at the recommendation of the Nominating and Governance Committee to hold office for a three-year term expiring in 2010 or when his or her successor is elected. Other directors are not up for election at this meeting and will continue in office for the remainder of their terms.

If a nominee is unavailable for election, proxy holders will vote for another nominee proposed by the Nominating and Governance Committee.
    PROPOSAL 1 — ELECTION OF DIRECTORS
Directors Standing for Election at This Meeting for Terms Expiring in 2010:

John D. Cohn
Age: 52
Senior Vice President, Strategic Development and Communications, of Rockwell Automation, Inc., a global provider of industrial automation power, control and information solutions.
Mr. Cohn has been a director of the Company since 2002.

Michael H. Joyce
Age: 66
Mr. Joyce retired as President and Chief Operating Officer of Twin Disc, Inc. on July 31, 2006. Other directorships: The Oilgear Company.
Mr. Joyce has been a director of the Company since 2000.

James R. Rulseh
Age: 51
Group Vice President of Modine Manufacturing Company, a specialist in thermal management products, bringing heating and cooling technology to diversified markets. Other directorships: Proliance International, Inc.
Mr. Rulseh has been a director of the Company since 2002.
Your Board of Directors recommends a vote “FOR” the nominees presented in Proposal 1.

Board of Directors (continued)

Directors Remaining In Office Until 2008:

Mary L. Petrovich
Age: 43
Chief Executive Officer of AxleTech International, a supplier of off-highway and specialty vehicle drive train systems and components.
Ms. Petrovich has been a director of the Company since 2002.

Larry E. Rittenberg Age: 60 PhD, CIA, CPA, Ernst & Young Professor of Accounting & Information Systems at the University of Wisconsin. Mr. Rittenberg has been a director of the Company since 2004.

Michael T. Yonker
Age: 64
Retired President and Chief Executive Officer of Portec, Inc., which had operations in the construction equipment, materials handling and railroad products industries. Other directorships: Modine Manufacturing Company, Inc., Emcor Group, Inc. and Proliance International, Inc.
Mr. Yonker has been a director of the Company since 1993.

Board of Directors (continued)

Directors Remaining In Office Until 2009:

Paul Donovan
Age: 59
Retired Executive Vice President and Chief Financial Officer of Wisconsin Energy Corporation. Other directorships: AMCORE Financial, Inc. and CLARCOR.
Mr. Donovan has been a director of the Company since 2000.

Thomas A. Gendron
Age: 45
President and Chief Executive Officer of the Company since July 1, 2005; previously served as President and Chief Operating Officer of the Company from September 2002 until July 1, 2005 and as Vice President, Industrial Controls from February 1992 until September 2002.
Mr. Gendron has been a director of the Company since 2005.

John A. Halbrook
Age: 61
Chairman of the Board of Directors of the Company; previously served as Chief Executive Officer of the Company until July 1, 2005. Other directorships: AMCORE Financial, Inc. and HNI Corporation.
Mr. Halbrook has been a director of the Company since 1991.
Governance Documents

Woodward’s policies and practices reflect corporate governance initiatives that are compliant with the listing requirements of The Nasdaq Stock Market (Nasdaq) and the corporate governance requirements of the Sarbanes-Oxley Act of 2002. Woodward maintains a corporate governance page on its website at www.woodward.com that can be accessed by clicking on “Investor Information” and then on “Corporate Governance.” Included on this site are the following documents adopted by our Board of Directors: Director Guidelines; Executive / Director Stock Ownership Guidelines; charters for its Audit, Compensation, Executive, and Nominating and Governance Committees; Woodward Codes of Business Conduct and Ethics for directors, officers, and members; and Woodward Code of Ethics for Senior Financial Officers and Other Finance Members.
Independent Directors

The Board of Directors has determined that each member of the Board of Directors other than Mr. Halbrook and Mr. Gendron is independent under the criteria established by Nasdaq for independent board members. In addition, the Board of Directors has determined that the members of the Audit Committee meet the additional independence criteria required for audit committee membership.

Board Meetings and Committees

The Board of Directors met six times in fiscal 2006; all incumbent directors attended more than 75 percent of the aggregate of the total meetings of the Board of Directors and all committees of the Board on which they served. Directors are invited, but are not required, to attend annual meetings of shareholders. All directors except Paul Donovan attended the Company’s last annual meeting of shareholders.

All actions by committees are reported to the Board at the next scheduled meeting.

Committee Membership

Nominating
Name	Audit		Compensation		Executive		and Governance

John D. Cohn	•		•

Paul Donovan	•	*	•		•

Thomas A. Gendron					•

John A. Halbrook					•	*

Michael H. Joyce					•		• *

Mary L. Petrovich			•				•

Larry E. Rittenberg	•						•

James R. Rulseh	•						•

Michael T. Yonker	•		•	*	•

                                        *chairman

Audit Committee	The Audit Committee oversees and monitors management’s and the independent registered public accounting firm’s participation in the financial reporting process. The Committee operates under a Charter that more fully describes the responsibilities of the Committee, a copy of which is attached as Exhibit B. Consistent with Nasdaq’s independent director and Audit Committee listing standards, and in accordance with the Committee Charter, all members of the Audit Committee are independent directors. The Board of Directors has determined that all members of the Audit Committee are Audit Committee Financial Experts, as the Securities and Exchange Commission defines that term. The Committee held five meetings in fiscal 2006.

Compensation Committee	The Compensation Committee recommends the base compensation of Woodward’s executive officers and key leaders, and evaluates the performance of and reviews the results of the annual member evaluation for those individuals. The Committee administers long-term management incentive compensation and the 2006 Omnibus Incentive Plan, determining and taking all action, including granting of all incentives and/or stock options to eligible worker members, in accordance with the terms of the Plan. The Committee held three meetings in fiscal 2006.

Executive Committee	The Executive Committee exercises all the powers and authority of the Board of Directors in the management of the business when the Board is not in session and when, in the opinion of the Chairman, the matter should not be postponed until the next scheduled Board meeting. The Committee may declare cash dividends. The Committee may not authorize certain major corporate actions such as amending the Certificate of Incorporation, amending the Bylaws, adopting an agreement of merger or consolidation, or recommending the sale, lease, or exchange of substantially all of Woodward’s assets. The Committee held no meetings in fiscal 2006.

Nominating and Governance Committee	The Nominating and Governance Committee recommends qualified individuals to fill any vacancies on the Board and develops and administers the Director Guidelines and the Company’s corporate governance guidelines. In accordance with SEC guidelines, criteria established by Nasdaq, and the Committee’s Charter, all members of the Nominating and Governance Committee are independent directors. The Committee held three meetings in fiscal 2006.

Board Meetings and Committees (continued)

Director Nomination Process	The Nominating and Governance Committee considers candidates for Board membership as recommended by directors, management, or shareholders. The Committee uses the same criteria to evaluate all candidates for Board membership and, as it deems necessary, may engage consultants or third-party search firms to assist in identifying and evaluating potential nominees.

Director candidates are expected to possess the highest levels of personal and professional ethics, integrity, values, and independence. Prospective directors should be committed to representing the long-term interests of the shareholders. A potential director must exhibit an inquisitive and objective perspective, an ability to think strategically, an ability to identify practical problems, and an ability to assess alternative courses of action that contribute to the long-term success of the business. The Committee is committed to exercising best practices of corporate governance and recognizes the importance of a Board that contains diverse experience at policy-making levels in business, public service, education and technology, as well as other relevant knowledge that contributes to the Company’s global activities. Board members must have industry expertise and/or commit to understanding the Company’s industry as a basis to address strategic and operational issues of importance to the Company.

Every effort is made to complement and supplement skills within the Board and strengthen identified areas of need. The Committee considers relevant factors, as it deems appropriate, including the current composition of the Board and the need for expertise on various Board committees. The Committee will consider the ability of candidates to meet independence and other requirements of the SEC or other regulatory bodies exercising authority over the Company. In assessing candidates, the Committee considers criteria such as education, experience, diversity, knowledge, and understanding of matters such as finance, manufacturing, technology, distribution, and other areas that are frequently encountered by a complex business. The Committee will make inquiries of prospective Board candidates about their ability to devote sufficient time to carry out their duties and responsibilities effectively, and whether they are committed to serve on the Board for a sufficient time to make significant contributions to the governance of the organization.

The Committee evaluation normally requires one or more members of the Committee, and others as appropriate, to interview prospective nominees in person or by telephone. Upon identification of a qualified candidate, the Nominating and Governance Committee will recommend a candidate for consideration by the full Board.

Nominations for Board membership may be provided to the Nominating and Governance Committee by submitting the candidate’s name and qualifications to Woodward Governor Company, Attn: Corporate Secretary, 5001 North Second Street, Rockford, Illinois 61111. When submitting candidates for nomination, information must be provided in accordance with Woodward’s Bylaws.

Lead Director	Mr. Yonker serves as “Lead Director.” The Lead Director chairs separate meetings of the outside directors, generally following each regularly scheduled Board meeting. Topics discussed are at the discretion of the outside directors. The Lead Director then meets with the Chief Executive Officer to review items discussed at the meeting.

Director Qualifications	The Company’s Bylaws provide that:

•	each director shall retire on September 30th following his or her seventieth birthday unless approved otherwise by the Board,

•	no person may serve as a director unless he or she agrees to be guided by the philosophy and concepts expressed in Woodward’s Constitution, and

•	Woodward must receive adequate notice regarding nominees for directors. A copy of the notice requirement in Section 2.8 is attached as Exhibit A.

Board Meetings and Committees (continued)

Director Compensation	We do not pay directors who are also Woodward officers additional compensation for their service as directors. In addition to reasonable expenses for attending meetings of the Board of Directors, non-employee directors received the following compensation in fiscal 2006:

Monthly Retainer to the Chairman of the Board effective upon Mr. Halbrook’s retirement as an officer of the Company in January 2006	$5,000

Regular Monthly Retainer to all other directors	$2,000

Additional Monthly Retainer to Audit Committee chairperson	$750

Per meeting fee, other than the Committee chairperson, for each Board or Committee meeting attended	$1,500

Per meeting fee for Committee chairperson	$2,500

Single issue telephonic meeting participation, other than chairperson	$500

Single issue telephonic meeting participation by chairperson	$1,000

On November 15, 2006, each non-employee director was awarded options to purchase 4,100 shares of Woodward stock at $36.98 per share, the closing price of Woodward Common Stock on that date as quoted on the Nasdaq Global Select Market; options vest after one year.
Shareholder Communications with the Board of Directors

Shareholders may send communications to the Board of Directors by submitting a letter addressed to: Woodward Governor Company, Attn: Corporate Secretary, 5001 North Second Street, Rockford, Illinois 61111.

The Board of Directors has instructed the Corporate Secretary to forward such communications to the Lead Director of the Board of Directors. The Board of Directors has also instructed the Corporate Secretary to review such correspondence and, at the Corporate Secretary’s discretion, not to forward correspondence which is deemed of a commercial or frivolous nature or inappropriate for Board of Director consideration. The Corporate Secretary may also forward the shareholder communication within the Company to the President and Chief Executive Officer or another department to facilitate an appropriate response.

The Corporate Secretary will maintain a log of all communications from shareholders and the disposition of such communications for review by the Directors at least annually.

Share Ownership of Management

Directors and Executive Officers	The following table shows how much Woodward Common Stock was beneficially owned, as of November 27, 2006, by each director, each executive officer named in the Summary Compensation Table, and all directors and executive officers as a group.

Ownership of Common Stock

Non-Employee Directors	Number of Shares		Percent

John D. Cohn	22,500	(1)	*
Paul Donovan	25,506	(1)	*
John A. Halbrook	1,062.992	(2)	3.1%
Michael H. Joyce	29,376	(1)	*
Mary L. Petrovich	23,393	(1)	*
Larry E. Rittenberg	12,769	(1)	*
James R. Rulseh	20,076	(1)	*
Michael T. Yonker	39,108	(1)	*

Named Executive Officers

Thomas A. Gendron	310,442	(2)	*
Robert F. Weber, Jr.	11,250	(2)	*

All directors and executive officers as a group	1,581,540	(1)(2)	4.6%

*	Less than one percent.

(1)	Includes exercisable options to purchase shares of Common Stock granted under the 2002 Stock Option Plan as follows: Mr. Cohn 15,000; Mr. Donovan 21,000; Mr. Joyce 21,000; Ms. Petrovich 15,000; Mr. Rittenberg 9,000; Mr. Rulseh 15,000; and Mr. Yonker 21,000.

(2)	Includes the maximum number of shares which might be deemed to be beneficially owned under rules of the SEC. Includes exercisable options to purchase shares of Common Stock as follows: Mr. Gendron 285,666; Mr. Halbrook 913,545 and Mr. Weber 11,250. Also includes shares (does not include fractional shares) allocated to participant accounts of executive officers under the Woodward Governor Company Retirement Savings Plan. The Plan directs the Trustee to vote the shares allocated to participant accounts under the Woodward Stock Plan portion of the Plan as directed by such participants and to vote all allocated shares for which no timely instructions are received in the same proportion as the allocated shares for which instructions are received.

Share Ownership Guidelines	The Board of Directors has established share ownership guidelines for executives and non-employee directors to align their interests and objectives with the Company’s shareholders. Non-employee directors are committed to minimum ownership of Woodward Common Stock of a value equal to five times the annual retainer paid at the date of election to the Board. Woodward executives are committed to minimum ownership of Woodward Common Stock of a value equal to between two and four times their annual base salary at the date of election. Accumulation of such number of shares is expected within 60 months of the date of such person’s election.
Section 16(a) Beneficial Ownership Reporting Compliance

Based upon a review of our records, all reports required to be filed pursuant to Section 16(a) of the Securities Exchange Act of 1934 (the “Exchange Act”) were filed on a timely basis, with the exception of the following: one Form 4 filed on behalf of each of Messrs. Cohn, Donovan, Halbrook, Joyce, Rulseh, and Yonker and Ms. Petrovich, and two Form 4s filed on behalf of Mr. Rittenberg.

Persons Owning More than Five Percent of Woodward Stock

The following table shows how much Woodward Common Stock was owned, as of November 17, 2006, by each person known to us to own more than five percent of our Common Stock.

Ownership of Common Stock

Principal Holders	Number of Shares	Percent

Royce & Associates, LLC 1414 Avenue of the Americas New York, New York 10019	4,787,468(1)	14.0%

Woodward Governor Company Profit Sharing Trust 5001 North Second Street Rockford, Illinois 61111	4,287,112(2)	12.6%

(1)	Royce & Associates, LLC has advised the Company that it has sole investment power and sole voting power for the entire holding.

(2)	Shares owned by the Woodward Governor Company Profit Sharing Trust are held in its Retirement Savings Plan (the “Plan”). Vanguard Fiduciary Trust serves as Trustee of the Profit Sharing Trust. All shares held in the Profit Sharing Trust are allocated to participant accounts. The Plan directs the Trustee to vote the shares allocated to participant accounts under the Woodward Stock Plan portion of the Plan as directed by such participants and to vote all allocated shares for which no timely instructions are received in the same proportion as the allocated shares for which instructions are received.
Common Stock Performance

Total Return to Shareholders The graph assumes that the value of the investment in Woodward’s Common Stock and each index was $100 on September 30, 2001 and that all dividends were reinvested.

The following Performance Graph compares Woodward’s cumulative total return on its Common Stock for a five-year period (years ended September 30, 2002 to September 30, 2006) with the cumulative total return of the S&P SmallCap 600 Index and the S&P Industrial Machinery Index.
Compensation Committee Report on Executive Compensation

The goal of the Compensation Committee (the “Committee”) is to establish and administer a compensation program that will (1) offer competitive compensation to attract, retain, and motivate a high-quality senior management team, and (2) link total annual cash compensation to Company and individual performance. The Committee believes proper administration of such a program will result in development of a management team that embraces the best long-term interests of Woodward and its shareholders.

Compensation Committee Report on Executive Compensation (continued)

To accomplish this goal, the Committee, comprised entirely of independent directors, structures total compensation packages comprised of base salary, short-term and long-term incentive compensation, and stock options. The Committee believes that the compensation programs for Woodward’s executive officers and key leaders should be based on the achievement of designated financial targets, individual contribution, and overall financial performance of the Company.

Market-based compensation recognizes responsibilities and accountabilities for similarly situated positions within a representative comparative group as determined through appropriate survey data. Guidance is provided by an independent, professional compensation and benefits consulting firm. This process establishes base compensation and targets for incentive/ variable compensation.

Compensation Structure and Components	• individuals are assigned to salary grade ranges based upon their position

• base salary is set within the range based upon actual job responsibilities, performance, and experience in the job

• annual incentive compensation targets of at least 10%, but not more than 75%, of base salary are established

• incentive compensation targets are tied to salary grade

Base Salary	Base salary and annual rate adjustments are determined at levels considered appropriate for comparable positions at peer companies with consideration of individual performance, experience, responsibilities, management and leadership abilities.

Annual Incentive Compensation	Annual cash incentives are based on overall financial performance of the Company or individual groups or operating units, achievement of short-term objectives, and direct individual performance. If certain minimum target results are not achieved, no annual incentive is paid. If targeted levels are attained, annual incentive levels range from 10% to 75% of base salary. Participants have an opportunity to significantly increase their annual incentive compensation above targeted levels for outstanding performance, to a maximum of 200% target. For 2006, the financial performance goal was based on earnings per share and an ROIA metric. Based on financial and operational performance of the Company, the Committee determined payouts for 2006 would be approximately 65%-70% of target on the financial metrics.

Long-Term Management Incentive Compensation	The Woodward Governor Company 2006 Omnibus Incentive Plan (the “2006 Plan”), approved by shareholders in January 2006, replaced the Woodward Governor Company 2002 Stock Option Plan and the Woodward Long-Term Management Incentive Compensation Plan. The Plan is intended to develop worker members’ sense of proprietorship and personal involvement in the development and financial success of the Company, and to encourage certain key management worker members and members of the Company’s Board of Directors to devote their best efforts to the business of the Company, thereby advancing the interests of the Company and its shareholders. In order to build a stable and experienced management team, the Committee seeks to maintain and strengthen these individuals’ desire to remain with the Company as well as to attract able individuals to become employees or serve as directors. The ultimate goal of the Plan is to encourage those individuals who are and will be responsible for the Company’s future growth and continued success to have a greater personal financial investment in the Company through ownership of its Common Stock.

The Plan permits the grant of Nonqualified Stock Options, Incentive Stock Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Performance Shares, Performance Units, Covered Employee Annual Incentive Awards, Cash-Based Awards, and Other Stock-Based Awards. To date the Committee has authorized the issuance of only nonqualified stock options to worker members and to independent directors. Management makes recommendations to the Committee on the size of grant, if any, for each participant. The Committee has delegated responsibility to the Nominating and Governance Committee for the determination of grants of Nonqualified Stock Options to the independent directors. The option price of the shares is determined at the date of the grant, which has been set forth in accordance with Woodward Policy 2-16 to be at the close of the Company’s trading blackout period, the second business day following public release of Woodward’s earnings for the fourth quarter, and will not be less than the closing price as quoted on the Nasdaq Global Select Market on that date.

Compensation Committee Report on Executive Compensation (continued)

In fiscal year 2006, 39 worker members and 7 independent directors were granted options under the 2006 Plan.

Prior to the adoption of the 2006 Plan, the Company had established a long-term, performance-based compensation plan. Eligibility was limited to a few top-level executives, as determined by the Compensation Committee. Under the terms of this plan, the Committee set long-term performance goals and confirms attainment or lack thereof as measured over three-year cycles. There remains one cycle under the prior plan — FY2005 — FY2007. The long-term cash award opportunities determined at the beginning of the performance cycle were based on goals associated with:

• average annual growth in earnings per share

• average annual return on invested assets

Under the 2006 Plan, the Committee expanded participation to include the leadership group comprised of 12 members of the Executive Council. New performance measures were also established and are to be measured over one initial two-year cycle of FY2006 — FY 2007 (such plan supercedes previous plan FY2005 — FY2007 with the exception of one participant who retired during the performance period) and then over three-year cycles. The following new performance measures were selected in order to continue to encourage consistent, sustainable Company growth. Performance is measured relative to the comparator companies in the S&P SmallCap 600 for the duration of the performance period:

• return on capital

• net earnings per share

A target award is established for each eligible executive based upon salary grade ranging from 40% to 50% of base salary. A threshold level of performance is established below which the executive receives no incentive award. Once threshold performance is achieved, the executive receives a minimum award equal to 5% to 10% of the target award. Above threshold performance, the award increases proportionally until target performance is achieved. The award opportunity continues to increase for above-target performance to a practical maximum of 200% of the target award.

Compensation of the Chief Executive Officer	Mr. Gendron has served as President and Chief Executive Officer since July 1, 2005. Mr. Gendron’s base salary of $500,000 was determined in the same manner as for all other executive officers. For fiscal year 2006, $233,275 annual incentive compensation was awarded to Mr. Gendron. The Committee has determined that the annual incentive for Mr. Gendron will be increased from 70% in 2006 to 75% of base salary beginning in FY2007.

Under the Stock Option Plan, Mr. Gendron was awarded options in fiscal year 2007 to purchase 87,000 shares of Woodward common stock.

Mr. Gendron also receives long-term management incentive compensation under the 2006 Omnibus Incentive Plan. Mr. Gendron received $195,026 for the three-year period ended September 30, 2006. The amount of future incentive awards will be determined at the end of the initial 2-year period ending in 2007 and at each subsequent three-year period based on achievement of performance goals.

Compensation Committee:	Michael T. Yonker, chairman	John D. Cohn
	Paul Donovan	Mary L. Petrovich
Compensation Committee Interlocks and Insider Participation

Messrs. Cohn, Donovan and Yonker and Ms. Petrovich served as members of the Compensation Committee during the past fiscal year. The committee members have no interlocking relationships required to be disclosed by SEC rules.

Executive Compensation

The following table sets forth a summary for the last three fiscal years of the cash and non-cash compensation paid to the Company’s Chief Executive Officer and to each of the other most highly compensated executive officers earning in excess of $100,000 in annual compensation.
Summary Compensation Table

						Long-Term Compensation

		Annual Compensation				Awards	Payouts

Name and					Other	Securities	LTIP
Principal	Year Ended				Annual	Underlying	Payouts [$]	All Other
Position	September 30	Salary	Bonus (1)		Compensation	Options [#]	(2)	Compensation (3)

John A. Halbrook	2006	$184,492	$236,075	(5)	—	—	$344,467	$83,640
Chairman(4)	2005	545,090	686,879		—	24,000	—	60,692
	2004	545,090	338,942		—	84,000	—	67,378

Thomas A. Gendron	2006	500,001	233,275		—	60,000	195,026	39,776
President and	2005	375,253	409,376		—	60,000	—	36,525
Chief Executive Officer	2004	300,040	146,589		—	72,000	—	35,033

Robert F. Weber, Jr.	2006	307,086	240,022	(6)	—	—	—	12,249
Chief Financial Officer	2005	28,850	100,000		—	45,000	—	—
and Treasurer (6)	2004	—	—		—	—	—	—

(1)	Bonus earned in respective fiscal year.

(2)	Amounts paid under the Long-Term Management Incentive Compensation Plan for the performance cycle ended September 30 of each fiscal year.

(3)	Company contributions to the Retirement Savings Plan, Unfunded Deferred Compensation Plan and Company payments made with respect to term life insurance, as well as amounts paid to Mr. Halbrook pursuant to his retirement, are as follows:

				Unfunded Deferred Compensation
	Retirement Savings Plan			Plan			Term Life Insurance

Officer	2006	2005	2004	2006	2005	2004	2006	2005	2004

Halbrook	$19,862	$26,260	$25,625	$43,191	$27,563	$36,851	$2,208	$6,869	$4,902

Gendron	25,650	24,825	24,225	12,558	10,560	9,668	1,568	1,140	1,140

Weber	9,900	—	—	—	—	—	2,349	—	—

(4)	Mr. Halbrook retired as an officer of the Company on January 25, 2006; executive compensation is not provided for periods subsequent to that date.

(5)	Includes special bonus of $150,000 paid as a cash lump sum on January 25, 2006 in recognition of Mr. Halbrook’s orchestration of a very smooth management transition.

(6)	Mr. Weber was named Chief Financial Officer and Treasurer of the Company effective August 22, 2005. Mr. Weber also received an additional annual bonus in the form of a Company contribution into the Executive Benefit Plan (non-qualified deferred compensation plan) of $75,000 on December 31, 2005 and will continue to receive the additional amount each year through December 31, 2009. In addition, Mr. Weber received a guaranteed minimum bonus equivalent to target level of performance ($165,022) under the currently effective Management Incentive Plan for fiscal year 2006.
Transitional Compensation Agreements
Woodward has transitional compensation agreements with Messrs. Gendron and Weber that become operative only upon a change in control or other specified event. For purposes of these agreements, a change in control occurs if:

•	any person, entity, or group (with certain exceptions) becomes the beneficial owner of 15% or more of the outstanding shares of Woodward common stock; or

•	there is a change in a majority of the Board during any two-year period other than by election or nomination by a vote of two-thirds of the Board members as of the beginning of the period; or Woodward’s shareholders approve a merger, consolidation, sale of assets, or share exchange resulting in Woodward’s shareholders owning less than 51% of the combined voting power of the surviving corporation following the transaction; or

•	Woodward’s shareholders approve a liquidation or dissolution.
Following a change in control, Woodward will continue to employ the executive for a minimum period of two years in substantially the same position, for substantially the same compensation and benefits. If the executive’s employment is terminated by Woodward (other than for cause or due to death or disability), or the executive terminates with good reason (as defined in the agreement), he or she receives an

Executive Compensation (continued)

amount (payable in a lump sum) equal to 300% of each of (1) the executive’s annual base salary, (2) highest annual bonus in the last three years, (3) highest long-term incentive compensation bonus in the last three years, and (4) the sum of the Retirement Savings Plan and Executive Benefit Plan annual contributions made or credited for the benefit of the executive. Member benefits shall be continued at Woodward’s expense for a period of three years after the date of termination. Outplacement services will be provided at Woodward’s expense as well as tax preparation services for the executive’s taxable year in which the termination occurred.
If the benefits and amount payable to the executives are subject to federal excise tax, the executive officers will also be entitled to receive an additional payment so they will receive (on a net basis) the same amount they would have received absent the applicability of the excise tax.
Stock Options

The following table shows stock options granted during fiscal 2006 under the Woodward Governor Company 2002 Stock Option Plan to the individuals named in the Summary Compensation Table (all figures have been adjusted to reflect the three-for-one stock split effective February 1, 2006):
Option Grants in Last Fiscal Year

Potential Realizable Value at
Assumed Annual Rates of
		% of Total			Stock Price Appreciation for
	Number of	Options Granted			Option Term (3)
	Securities Underlying	to Employees in	Exercise	Expiration
Name	Options Granted (1)	Fiscal Year	Price (2)	Date	5%($)	10%($)

Thomas A. Gendron	60,000	18.0%	$27.00	11/23/2015	$1,018,809	$2,581,863

(1)	Consists of non-qualified options issued for a ten-year term.

(2)	Closing price of common stock as reported on Nasdaq as of the date of grant.

(3)	The potential realizable value is calculated based on the term of the option at its time of grant (ten years). It is calculated assuming that the stock price on the date of grant appreciates at the indicated annual rate compounded annually for the entire term of the option and the option is exercised and sold on the last day of its term for the appreciated stock price. No gain to the optionee is possible unless the stock price increases over the option term.
Aggregated Option Exercises in Last Fiscal Year and Fiscal Year-End Option Values
The following table provides information on option exercises in 2006 by the individuals named in the Summary Compensation Table and the value of their unexercised options at September 30, 2006.

			Number of Securities	Value of Unexercised
	Shares		Underlying Unexercised	In-the-Money Options
	Acquired on	Value	Options at Fiscal Year-End (#)	at Fiscal Year-End ($)
Name	Exercise (#)	Realized ($)	Exercisable / Unexercisable	Exercisable / Unexercisable

John A. Halbrook	92,880	$2,117,765	1,028,595 / 78,750	$22,904,256 / $1,264,445

Thomas A. Gendron	16,320	403,100	222,666 / 156,000	4,174,103 / 1,744,849

Robert F. Weber, Jr.	0	0	11,250 / 33,750	59,250 / 177,751

Equity Compensation Plan Information (as of September 30, 2006)

			Number of Securities
	Number of Securities to		Remaining Available for
	be Issued upon	Weighted-Average	Future Issuance under
	Exercise of	Exercise Price of	Equity Compensation Plans
	Outstanding Options,	Outstanding Options,	(excluding securities reflected
Plan Category	Warrants, and Rights	Warrants, and Rights	in the first column)

Equity compensation plans approved by security holders	2,904,418	$16.19	3,703,000

Equity compensation plans not approved by security holders	0	0	0

Total	2,904,418	$16.19	3,703,000

Long-Term Management Incentive Compensation Awards

See “Compensation Committee Report on Executive Compensation” for a description of long-term management incentive compensation (LTMIC). The following table shows, for the named executive officers, the calculated future payouts, if any, for LTMIC for the initial two-year cycle and the three-year performance cycle that began in fiscal year 2006. Threshold amounts are the minimum amounts payable for LTMIC provided that the minimum level of performance is achieved with respect to the pre-established performance objectives, measured in terms of the Company’s return on capital and net earnings per share for each cycle. If such performance is not achieved, amounts will be zero.

Estimated Future Payouts Under
	Number of	Performance or	Non-Stock Price-Based Plans
	Shares, Units,	Other Period Until
Name	or Other Rights	Maturation or Payout	Threshold	Target	Maximum

John A. Halbrook	—	3 years	$—	$—	$—

Thomas A. Gendron(1)	—	2 years	125,000	250,000	500,000

Thomas A. Gendron(2)	—	3 years	125,000	250,000	500,000

Robert F. Weber	—	3 years	—	—	—

(1)	Amounts shown were calculated using the salaries for the named executive officers for LTMIC as of the beginning of the initial performance period October 1, 2005 through September 30, 2007.

(2)	Amounts shown were calculated using the salaries for the named executive officers for LTMIC as of the beginning of the performance period October 1, 2005 through September 30, 2008.
Audit Committee Report to Shareholders

Audit Committee Report
We recommended to the Board of Directors that the consolidated balance sheets of the Company at September 30, 2006 and 2005, and the related statements of consolidated earnings, shareholders’ equity and cash flows of the Company for each of the three years ended September 30, 2006, be included in the Company’s Annual Report on Form 10-K filed with the Securities and Exchange Commission for the year ended September 30, 2006. Our recommendation was based on our review and discussion of the audited financial statements with management, and our discussions with PricewaterhouseCoopers LLP, the independent registered public accounting firm who audited the financial statements.
We discussed with PricewaterhouseCoopers LLP the matters required to be discussed under Statement of Auditing Standards No. 61, as amended. We also discussed with PricewaterhouseCoopers LLP their independence, received from them the written disclosures and the letter required by Independence Standards Board Standard No. 1, and considered whether the provision of services other than audit services (the fees for which are disclosed in the table that follows) is compatible with maintaining their independence.

Audit Committee:	Paul Donovan, Chairman Larry E. Rittenberg Michael T. Yonker	John D. Cohn James R. Rulseh
Audit Committee’s Policy on Pre-Approval of Services Provided by
Independent Registered Public Accounting Firm
The Audit Committee is responsible for appointing, setting compensation for, and overseeing the work of the independent registered public accounting firm. As a result, the Audit Committee has established a policy regarding pre-approval of all services provided by the independent registered public accounting firm. Under the established policy, all audit and tax services and related fees require the specific approval of the Audit Committee. For audit-related services and all other services, the Audit Committee has determined specific services and dollar thresholds under which such services would be considered pre-approved. To the extent that management requests services other than these pre-approved services, or beyond the dollar thresholds, the Audit Committee must specifically approve the services. Furthermore, under the established policy, the independent registered public accounting firm is prohibited from performing the non-audit services identified by the SEC and PCAOB as prohibited. The policy also requires management to periodically prepare reports for the Audit Committee on the Company’s use of the independent registered public accounting firm.

Audit Committee Report to Shareholders (continued)

Fees Paid to PricewaterhouseCoopers LLP
The following table presents fees for professional audit services rendered by PricewaterhouseCoopers LLP for the audit of the Company’s consolidated financial statements as of and for the years ended September 30, 2006, and September 30, 2005, and fees billed for other services rendered by PricewaterhouseCoopers LLP during those periods.

Year ended September 30	2006	2005

Audit Fees	$1,057,000	$1,242,500
Audit-Related Fees(1)	12,116	0
Tax Fees	150,092	264,222
All Other Fees	0	678

Total	$1,219,208	$1,507,400

(1)	Audit-Related Fees consists of assurance and related services that are reasonably related to the performance of the audit of the financial statements. This category includes fees for pension and benefit plan audits, consultations concerning accounting and financial reporting standards, assistance with statutory financial reporting, consultation on general internal control matters or Sarbanes-Oxley assistance, due diligence related to mergers and acquisitions, and other auditing procedures and issuance of special purpose reports.

PROPOSAL 2 —	RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The Audit Committee has selected the accounting firm of PricewaterhouseCoopers LLP to serve as the Company’s independent registered public accounting firm for the fiscal year ending September 30, 2007. A proposal to ratify the appointment of PricewaterhouseCoopers LLP for the current year will be presented at the Annual Meeting. A representative from the firm is expected to attend the annual meeting and will have the opportunity to make a statement, if he or she desires to do so, and be available to answer appropriate questions. PricewaterhouseCoopers LLP served as Woodward’s independent registered public accounting firm for the year ended September 30, 2006.
The decision of the Audit Committee to appoint PricewaterhouseCoopers LLP was based on careful consideration of the firm’s qualifications as an independent registered public accounting firm.
Your Board of Directors recommends a vote “FOR” the Ratification of the Appointment of Independent Registered Public Accounting Firm presented in Proposal 2.
Shareholder Proposals

If you want to submit a proposal for possible inclusion in our proxy statement for the 2007 Annual Meeting of Shareholders, you must ensure your proposal is received by us on or before August 14, 2007.
If you intend to present a proposal to shareholders, but do not want it included in the proxy statement, management’s proxies for that meeting will be entitled to exercise their discretionary authority on that proposal, unless we receive notice of your proposal no later than October 27, 2007. Even if we receive proper notice before October 27, 2007, the proxies may still exercise their discretionary authority on the proposal by telling shareholders about the proposal and how they intend to vote on it, unless you solicit proxies for the proposal as required by Rule 14a-4(c)(2) under the Exchange Act.
Householding of Proxy Materials

In an effort to reduce printing costs and postage fees, we have adopted a practice approved by the SEC called “householding.” Under this practice, shareholders who have the same address and last name and do not participate in electronic delivery of proxy materials will receive only one copy of our proxy materials, unless one or more of these shareholders notifies us that he or she wishes to continue receiving individual copies. Shareholders who participate in householding will continue to receive separate proxy cards.
If you share an address with another shareholder and received only one set of proxy materials and would like to request a separate copy of these materials, please: (1) mail your request to Woodward Governor Company, 5001 North Second Street, Rockford, Illinois 61111, Attn: Corporate Secretary; (2) send an e-mail to investorrelations@woodward.com; or (3) call our Investor Relations department at 1-815-877-7441. Additional copies of the proxy materials will be sent within 30 days after receipt of your request. Similarly, you may also contact us if you received multiple copies of the proxy materials and would prefer to receive a single copy in the future.

Other Matters

Woodward is soliciting this proxy on behalf of its Board of Directors and will bear the entire cost of proxy solicitation, including the preparation, assembly, printing, mailing and distribution of the proxy materials. This solicitation is being made by mail, but also may be made personally or by facsimile, telephone, messenger, or via the Internet. The Company has employed Morrow & Company to solicit proxies for the annual meeting from brokers, bank nominees, other institutional holders, and certain individual shareholders. The Company has agreed to pay $6,000, plus the out-of-pocket expenses of Morrow & Company, for these services. The Company will also pay the regular charge of brokers and other nominees who hold shares of record for forwarding proxy material to the beneficial owners of such shares.
We do not know of any matters to be acted upon at the meeting other than those discussed in this statement. If any other matter is presented, proxy holders will vote on the matter in their discretion.
By Order of the Board of Directors
WOODWARD GOVERNOR COMPANY
Carol J. Manning
Corporate Secretary
December 12, 2006

Exhibit A
Section 2.8 of the Bylaws Requiring Written Notice

SECTION 2.8. NOMINATIONS FOR DIRECTOR. Nominations for election to the Board of Directors may be made by the Board of Directors or by any stockholder entitled to vote for the election of directors. Nominations other than those made by the Board of Directors shall be made by notice in writing, delivered or mailed by registered or certified United States mail, return receipt requested, postage prepaid, to the Secretary of the Corporation, not less than 20 days nor more than 50 days prior to any meeting of stockholders called for the election of directors; provided, however, if less than 21 days’ notice of the meeting is given to stockholders, such written notice shall be delivered or mailed, as prescribed, not later than the close of business on the seventh day following the day on which the notice of meeting was mailed to the stockholders. Each such written notice shall contain the following information:

(a)	The name and residence address of the stockholder making the nomination;

(b)	Such information regarding each nominee as would have been required to be included in a proxy statement filed pursuant to the proxy rules of the Securities and Exchange Commission had the nominee been nominated by the Board of Directors; and

(c)	The signed consent of each nominee to serve as a member of the Board of Directors if elected, and the signed agreement of each nominee that if elected he or she will be guided by the philosophy and concepts of human and industrial association of the Corporation as expressed in its Constitution in connection with the nominee’s service as a member of the Board of Directors.
Unless otherwise determined by the Chairman of the Board of Directors or by a majority of the directors then in office, any nomination which is not made in accordance with the foregoing procedure shall be defective, and any votes which may be cast for the defective nominee shall be disregarded.

A-1

Exhibit B
Charter of the Audit Committee of the Board of Directors of
Woodward Governor Company

Purpose
The Audit Committee (the “Committee”) shall provide assistance to the directors in fulfilling their responsibility to the shareholders, potential shareholders and the investment community. The Committee’s function is to oversee the Company’s accounting and financial reporting processes, including the quality of internal controls over those processes and audits of the Company’s financial statements and internal control reports. The Committee maintains free and open communication among the directors, the independent auditors, the internal audit activity, and the financial management of the Company.
Responsibilities
The Committee oversees and monitors management, internal audit and the independent auditors’ participation in the financial reporting and control process. In this role, the Committee is responsible for the following:

1.	Appointment, retention and oversight of the work of any accounting firm engaged (including resolution of disagreements between management and the auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Company. The accounting firm is engaged by the Committee and reports directly to the Committee.

2.	Review and discuss with management and the lead internal auditor the internal audit plan and budget, including the audit/risk assessment and the results of audit activities. Review and approve changes in the appointment of the internal audit leader. Periodically assess the quality of the internal audit activity.

3.	Review and discuss with management the audited financial statements.

4.	Discuss with the independent auditors any matters required to be discussed under current auditing standards, including Statement of Auditing Standards No. 61, and other matters as may become required by regulatory agencies.

5.	Obtain from the independent auditors the written disclosures and the letter required by Independence Standards Board Standard No. 1; discuss with the auditors any disclosed relationships or services that may impact the objectivity and independence of the auditors; and take appropriate actions with respect to the independence of the auditors.

6.	Recommend to the Board of Directors, based on reviews and discussions referred to in items 3-5, that the audited financial statements be included in the Company’s Annual Report on Form 10-K.

7.	Review with management and the independent auditors the Company’s quarterly financial statements prior to filing of its Form 10-Q and earnings releases.

8.	Review major changes to the Company’s auditing and accounting principles and practices.

9.	Discuss with the external auditor, their opinion on the acceptability and appropriateness of material accounting principles and practices implemented by the Company.

10.	Review management’s internal control report prior to its inclusion in the Company’s annual report, which addresses the effectiveness of the Company’s internal controls and procedures for purposes of financial reporting. Review and discuss with the external auditor, the internal auditor, and management all identified significant or material deficiencies in internal control over financial reporting.

11.	Establish procedures for the receipt, retention, and treatment of complaints received by the Company regarding accounting, internal accounting controls, or auditing matters and the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters.

12.	Pre-approve all audit, review or attest engagements and permissible non-audit services to be provided to the Company by the independent auditors, and approve the fees of the independent auditors for such services; provided, however, that in no event shall the Committee have the authority to pre-approve any non-audit services which may not be performed by the independent auditors under applicable law.

13.	Review the findings, comments and recommendations of the independent auditors.

14.	Provide a report in the Company’s proxy statement as required by the Securities and Exchange Commission.
The Committee has the authority to establish pre-approval policies and procedures with respect to audit, review and attest engagements and permissible non-audit services. The Committee also has the authority to delegate to one or more members of the Committee the authority to grant pre-approvals of any audit, review or attest engagements and permissible non-audit services to be performed by the independent auditors. Any member to whom such pre-approval authority is delegated shall advise the Committee at its next scheduled meeting of any such pre-approvals by such member.
The Committee has the authority to engage independent counsel and other advisers as it determines necessary to carry out its duties.

B-1

Charter of the Audit Committee (continued)

The Committee has the authority to determine, on behalf of the Company, (i) the compensation payable to any registered public accounting firm engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Company; (ii) compensation payable to any advisers employed by the Committee; and (iii) the ordinary administrative expenses of the Committee that are necessary or appropriate in carrying out its duties.
The Committee may form and delegate authority to subcommittees of Committee members when appropriate.
Membership
The Committee is to consist of three or more members of the Board of Directors, one of whom is to be elected chairman. Each member of the Committee is to be an “independent” director as defined under applicable federal securities laws and the rules of The NASDAQ Stock Market. Each member must be able to read and understand fundamental financial statements, including a balance sheet, statement of earnings and statement of cash flows. At least one member of the Committee must have past employment experience in finance or accounting or comparable experience or background that results in the individual’s financial sophistication and be designated as an “audit committee financial expert” as required by applicable federal securities laws. No member of the Committee may serve simultaneously on the audit committees of more than two other public companies, unless the Board of Directors determines that such simultaneous service would not impair the member’s ability to serve effectively on the Committee.
Meetings
The Committee is to meet four or more times each fiscal year. The chairman will determine meeting agendas and will involve or exclude management and independent auditors as considered appropriate to fulfill the Committee’s responsibilities. Minutes of each meeting are to be prepared and approved at a subsequent meeting. Minutes are to be distributed to Committee members and the Chairman of the Board of Directors, and are to be made available to all Board members.
The Committee is responsible for the duties set forth in this charter but is not responsible for either preparation of the financial statements or auditing of the financial statements. Management has the responsibility for preparing the financial statements and implementing internal controls, and the independent auditors have the responsibility for auditing the financial statements. The review of the financial statements by the Committee is not of the same quality as the audit performed by the independent auditors.
*    *    *
The adequacy of this Charter is to be reviewed and reassessed by the Committee annually and will be included in the proxy statement at least every three years.
As Amended and Restated January 24, 2006

B-2

PROXY	PROXY
WOODWARD GOVERNOR COMPANY
Proxy for Annual Meeting of the Shareholders — January 24, 2007
Solicited by the Board of Directors
The undersigned hereby appoints Paul Donovan, John A. Halbrook and Michael T. Yonker, as the undersigned’s proxy, with full power of substitution, to represent and to vote, as designated on the reverse side, all the undersigned’s common stock in the Woodward Governor Company at the Annual Meeting of Shareholders to be held on Wednesday, January 24, 2007, and at any adjournment thereof, with the same authority as if the undersigned were personally present.
THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDERS. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED “FOR” All PROPOSALS.

☒ PLEASE MARK VOTES
AS IN THIS EXAMPLE
1.	ELECTION OF DIRECTORS ☐ FOR ☐ WITHHOLD ☐ FOR ALL EXCEPT
01	John D. Cohn

02	Michael H. Joyce

03	James R. Rulseh
INSTRUCTIONS: To withhold authority to vote for any individual nominee, mark the “FOR ALL EXCEPT” box and strike a line through the nominee’s name in the list provided above. Your shares will be voted for the remaining nominees.
Instruction for Cumulative Voting for Directors: Unless otherwise specified above, this proxy/instruction card shall authorize the proxies listed herein to cumulate all votes that the undersigned is entitled to cast at the Annual Meeting for, and to allocate such votes among, one or more of the nominees for directors, as such proxies shall determine in their sole discretion. To specify a method of cumulative voting, mark the box below with an “X” and write the number of Shares and the name(s) of the nominee(s) for directors in the space below. If you wish to cumulate your votes, you must vote by using the proxy card rather than voting by telephone or the Internet.
2.	PROPOSAL TO RATIFY THE APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP AS INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE YEAR ENDING SEPTEMBER 30, 2007

☐ FOR ☐ AGAINST ☐ ABSTAIN

3.	IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING.
A majority of said attorneys or proxies who are present at the meeting shall have, and may exercise, all of the powers of all said attorneys or proxies hereunder.

Date:

Signature

Signature (if held jointly)
NOTE: Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.
PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD USING THE ENCLOSED ENVELOPE.

* FOLD AND DETACH HERE *
VOTE BY TELEPHONE OR INTERNET
QUICK***EASY***IMMEDIATE
ANNUAL MEETING OF SHAREHOLDERS OF
WOODWARD GOVERNOR COMPANY
January 24, 2007
PROXY VOTING INSTRUCTIONS
TO VOTE BY MAIL
Please date, sign and mail your proxy card in the envelope provided as soon as possible.
TO VOTE BY TELEPHONE (TOUCH-TONE PHONE ONLY)
Please call 1-888-266-6788 toll-free and follow the instructions. Have your control number and the proxy card available when you call.
TO VOTE BY INTERNET
Please access the web page at www.proxyvoting.com/wgov and follow the on-screen instructions. Have your control number available when you access the web page.
YOUR CONTROL NUMBER IS